UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2004

ARDENT HEALTH SERVICES LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-110117 (Commission File Number)	62-1862223 (IRS Employer Identification No.)

One Burton Hills Boulevard, Suite 250, Nashville, TN (Address of principal executive offices)	37215 (Zip Code)

Registrant’s telephone number, including area code: (615) 296-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 FIRST SUPPLEMENTAL INDENTURE
EX-10.2 SECOND SUPPLEMENTAL INDENTURE
EX-10.3 THIRD SUPPLEMENTAL INDENTURE
EX-10.4 FOURTH SUPPLEMENTAL INDENTURE
EX-99.1 PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.

     As of December 31, 2004, Ardent Health Services LLC (the “Registrant”), Ardent Health Services, Inc., a wholly owned subsidiary of the Registrant (the “Issuer”), and certain subsidiaries of the Borrower (the “Subsidiary Guarantors”) entered into the Third Supplemental Indenture and the Fourth Supplemental Indenture with U.S. Bank National Association (formerly known as U.S. Bank Trust National Association), as Trustee (the “Trustee”).

     The Third Supplemental Indenture and the Fourth Supplemental Indenture each amended the Indenture, dated as of August 19, 2003 (the “Indenture”), among the Registrant, the Issuer, the Subsidiary Guarantors and the Trustee, which governs the Issuer’s 10% Senior Subordinated Notes due 2013 (the “Notes”).

     Pursuant to the Third Supplemental Indenture, and as required by the terms of the Indenture, certain new subsidiaries of the Issuer became parties to the Indenture as Subsidiary Guarantors and agreed to unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms and conditions set forth in the Third Supplemental Indenture.

     The Fourth Supplemental Indenture was entered into in connection with the successful completion on December 31, 2004 of the Issuer’s consent solicitation of the Noteholders to, among other things, amend the financial reporting covenant in the Indenture and waive all existing defaults under the Indenture relating to the financial reporting covenant. Prior to the effectiveness of the Fourth Supplemental Indenture, Section 4.03 of the Indenture required the Issuer to deliver to Noteholders certain financial information and other reports of the Registrant. This Section also required the Registrant to file the financial information and reports with the Securities and Exchange Commission (the “SEC”) within the time periods specified in the SEC’s rules and regulations and make the financial information and reports available to securities analysts and prospective investors upon request. Pursuant to the Fourth Supplemental Indenture, Section 4.03 of the Indenture has been amended to provide that the Registrant and the Issuer are not required to comply with this Section for any period ending prior to May 2, 2005 until May 2, 2005.

     In addition, as of August 12, 2004, the Registrant, the Issuer, the Subsidiary Guarantors and the Trustee entered into the First Supplemental Indenture and the Second Supplemental Indenture, each of which amended the Indenture. The First Supplemental Indenture amended the form of supplemental indenture (the “Supplemental Indenture Form”) attached to the Indenture to cure an inconsistency between the Indenture and the Supplemental Indenture Form. Pursuant to the Second Supplemental Indenture, and as required by the terms of the Indenture, certain new subsidiaries of the Issuer became parties to the Indenture as Subsidiary Guarantors and agreed to unconditionally guarantee all of the Issuer’s obligations under the Notes and the Indenture on the terms and conditions set forth in the Second Supplemental Indenture.

     The preceding description of the terms of the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture is qualified in its entirety by reference to the text of the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth

Supplemental Indenture, each of which is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

     On January 3, 2005, Ardent Health Services LLC (the “Registrant”), announced that its subsidiary, Ardent Health Services, Inc. (the “Company”), has received consents from holders of a majority of the Notes to an amendment to the financial reporting covenant in the Indenture and a waiver of all existing defaults under the Indenture relating to the financial reporting covenant. A copy of the Registrant’s press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

               (c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	First Supplemental Indenture, dated as of August 12, 2004, among Ardent Health Services, Inc. Ardent Health Services LLC, the Subsidiary Guarantors named therein and U.S. Bank Trust National Association, as Trustee.

10.2	Second Supplemental Indenture, dated as of August 12, 2004, among Ardent Health Services, Inc. Ardent Health Services LLC, the Subsidiary Guarantors named therein and U.S. Bank Trust National Association, as Trustee.

10.3	Third Supplemental Indenture, dated as of December 31, 2004, among Ardent Health Services, Inc. Ardent Health Services LLC, the Subsidiary Guarantors named therein and U.S. Bank Trust National Association, as Trustee.

10.4	Fourth Supplemental Indenture, dated as of December 31, 2004, among Ardent Health Services, Inc. Ardent Health Services LLC, the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee.

99.1	Press release issued by Ardent Health Services LLC on January 3, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDENT HEALTH SERVICES LLC

By:	/s/ R. Dirk Allison
R. Dirk Allison
Executive Vice President and Chief Financial Officer

Date: January 6, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	First Supplemental Indenture, dated as of August 12, 2004, among Ardent Health Services, Inc. Ardent Health Services LLC, the Subsidiary Guarantors named therein and U.S. Bank Trust National Association, as Trustee.

10.2	Second Supplemental Indenture, dated as of August 12, 2004, among Ardent Health Services, Inc. Ardent Health Services LLC, the Subsidiary Guarantors named therein and U.S. Bank Trust National Association, as Trustee.

10.3	Third Supplemental Indenture, dated as of December 31, 2004, among Ardent Health Services, Inc. Ardent Health Services LLC, the Subsidiary Guarantors named therein and U.S. Bank Trust National Association, as Trustee.

10.4	Fourth Supplemental Indenture, dated as of December 31, 2004, among Ardent Health Services, Inc. Ardent Health Services LLC, the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee.

99.1	Press release issued by Ardent Health Services LLC on January 3, 2005.